UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 15, 2024

BIRCHTECH CORP.
(Exact name of registrant as specified in its charter)

Commission file number 000-33067

Delaware	87-0398271
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)
1810 Jester Drive Corsicana, Texas	75109
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (614) 505-6115

Midwest Energy Emissions Corp.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective on October 17, 2024, Midwest Energy Emissions Corp. (the “Company”) changed its corporate name to “Birchtech Corp.” pursuant to a Certificate of Amendment to its Certificate of Incorporation filed with the State of Delaware (the “Corporate Name Change”).

A copy of the Company’s Certificate of Amendment to its Certificate of Incorporation is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference herein. The only change to the Company’s Certificate of Incorporation is the change of the Company’s corporate name from “Midwest Energy Emissions Corp.” to “Birchtech Corp.”.

Item 7.01 Regulation FD Disclosure.

On October 15 and October 17, 2024, the Company issued press releases announcing the corporate name and stock symbol change. Copies of each press release are furnished as Exhibits 99.1 and 99.2 to this Current Report on Form 8-K and are incorporated by reference herein.

Item 8.01 Other Events.

The Corporate Name Change described under Item 5.03 became effective with the TSX Venture Exchange (“TSXV”) in Canada and the OTCQB in the United States at the opening of trading on October 17, 2024. As of such date, the Company’s shares of common stock will trade under the symbol “BCHT” on both the TSXV and OTCQB. The CUSIP number previously assigned to the Company’s shares of common stock (59833H101) will not change.

No action is required by existing stockholders, nor will any certificates representing shares of common stock need to be exchanged. If, however, a stockholder wishes to exchange such stockholder’s certificates, the stockholder may do so by contacting the Company’s transfer agent.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description

3.1	Certificate of Amendment filed with the Secretary of State of Delaware effective on October 17, 2024

99.1	Press Release dated October 15, 2024

99.2	Press Release dated October 17, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Birchtech Corp.

Date: October 17, 2024	By:	/s/ Richard MacPherson
Richard MacPherson President and Chief Executive Officer

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